SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2004

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-27927	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

TABLE OF CONTENTS

ITEM 7. EXHIBITS.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

SIGNATURES

EXHIBIT INDEX

EX-99.1 PRESS RELEASE

ITEM 7. EXHIBITS.

The following exhibit is not filed but furnished pursuant to Item 12:

Exhibit Number	Description
99.1	99.1 Press release dated May 10, 2004. *

* filed herewith

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 10, 2004, Charter Communications, Inc. issued a press release announcing its results for the first quarter ended March 31, 2004. The following information, including the entirety of the press release appearing in Exhibit 99.1 hereto, is not filed but is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS:

This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), regarding, among other things, our plans, strategies and prospects, both business and financial including, without limitation, the forward-looking statements set forth in this Report. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Many of the forward-looking statements contained in this Report may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated" and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this Report are set forth in reports or documents that we file from time to time with the SEC, and include, but are not limited to:

  our ability to sustain and grow revenues and cash flows from operating activities by offering video, high-speed data and other services and to maintain a stable customer base, particularly in the face of increasingly aggressive competition from other service providers;

  our ability to pay or refinance debt as it becomes due, commencing in 2005;

  the availability of funds to meet interest payment obligations under our debt and to fund our operations and necessary capital expenditures, either through cash flows from operating activities, further borrowings or other sources;

  any adverse consequences arising out of our restatement of our 2000, 2001 and 2002 financial statements;

  the results of the pending grand jury investigation by the United States Attorney's Office for the Eastern District of Missouri, the pending SEC Division of Enforcement investigation, the putative class action, the unconsolidated state action, and derivative shareholders litigation against us;

  our ability to comply with all covenants in our indentures and credit facilities, any violation of which would result in a violation of the applicable facility or indenture and could trigger a default of other obligations under cross-default provisions;

  our ability to obtain programming at reasonable prices or to pass cost increases on to our customers;

  general business conditions, economic uncertainty or slowdown; and

  the effects of governmental regulation, including but not limited to local franchise taxing authorities, on our business.

All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

Dated: May 10, 2004

By: /s/ Michael P. Huseby
Name: Michael P. Huseby
Title: Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	99.1 Press release dated May 10, 2004.